Cincinnati Bell Reports Second Quarter 2016 Results

HIGHLIGHTS

•	Consolidated revenue increased $13 million over the prior year - revenue from strategic products was up 21 percent compared to the prior year

•	Entertainment and Communications revenue totaled $193 million, up $10 million from a year ago - Fioptics revenue was up 37 percent compared to the prior year

•	Net income totaled $78 million, resulting in diluted earnings per share of $0.36

•	Strong second quarter Adjusted EBITDA[1] of $76 million, up 2 percent compared to the prior year

CINCINNATI - August 4, 2016 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the second quarter of 2016, highlighted by year-over-year consolidated revenue and Adjusted EBITDA growth. Operating income totaled $27 million in the second quarter of 2016, compared to $30 million in the prior year. Strategic revenues totaled $158 million, increasing 21 percent over the prior year on strong demand for IT services and fiber products. Fioptics video subscribers totaled 126,800 at the end of the quarter, up 25 percent compared to a year ago. Total internet subscribers were 296,700, an increase of 21,600 compared to the prior year. In the second quarter, 25,000 additional units were passed with Fioptics, which is now available to 478,700 addresses, or approximately 60 percent of Greater Cincinnati.

“Our impressive second quarter results demonstrate this team's ability to consistently exceed expectations. Based on our strong performance, we are confident in achieving our full-year financial guidance," said Ted Torbeck, president and chief executive officer.

CONSOLIDATED RESULTS2
Consolidated revenue for the second quarter of 2016 was $299 million, up 5 percent from the prior year. Operating income for the quarter totaled $27 million and Adjusted EBITDA equaled $76 million. Net income was $78 million, resulting in diluted earnings per share of $0.36. In the second quarter, we recognized a $119 million gain on the sale of 3 million CyrusOne common shares and a $5 million loss on the extinguishment of $86 million of debt.

Entertainment and Communications Segment

•	Entertainment and Communications revenue for the quarter totaled $193 million, up $10 million compared to the prior year.

◦	Fioptics revenue for the quarter was $62 million, up 37 percent from the prior year.

◦	Strategic revenue for business and carrier markets totaled $49 million (including $3 million of Fioptics revenue) for the quarter, up $7 million year-over-year.

•	Operating income totaled $27 million in the second quarter, compared to $30 million in the prior year.

•	Adjusted EBITDA for the quarter was $73 million, up 3 percent year-over-year.

IT Services and Hardware Segment

•	Revenue of $110 million for the quarter was up 3 percent over the prior year.

◦	Strategic revenue was $49 million in the quarter, up 10 percent compared to the prior year.

◦	Telecom and IT hardware revenue was $54 million for the quarter, compared to $56 million in the second quarter of 2015.

•	Operating income totaled $7 million for the quarter, up $1 million compared to the prior year.

•	Adjusted EBITDA was $10 million, up 6 percent compared to a year ago.

2016 Outlook
Cincinnati Bell reaffirms its financial guidance for 2016:

Category	2016 Guidance
Revenue	$1.2 billion
Adjusted EBITDA	$303 million*
*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on August 4 at 10:00 a.m. (ET) to discuss its results for the second quarter of 2016. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (888) 634-7543. Callers located outside of the U.S. and Canada may dial (719) 325-2336. A taped replay of the conference call will be available approximately one hour after the conclusion of the call until 1:00 p.m. on Thursday, August 18, 2016. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 6440436. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, (gain) loss on sale or disposal of assets, transaction costs, curtailment gain (loss), asset impairments, components of pension and other retirement plan costs (including interest costs, asset returns, and amortization of actuarial gains and losses), and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

2Consolidated Results for the three and six months ended June 30, 2015 report our former wireless segment results as discontinued operations. Effective March 31, 2015, the Company no longer provides wireless services.

Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt, unamortized premium and/or discount and note issuance costs, offset by cash and cash equivalents.

Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (CBB) provides integrated communications solutions – including local and long distance voice, data, high-speed Internet and video – that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on CBTS, a wholly-owned subsidiary, for efficient, scalable office communications systems and end-to-end IT solutions. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2016	2015	$	%	2016	2015	$	%

Revenue	$299.2	$285.8	$13.4	5%	$588.1	$578.7	$9.4	2%

Costs and expenses
Cost of services and products	170.8	162.2	8.6	5%	333.5	328.4	5.1	2%
Selling, general and administrative	56.2	57.0	(0.8)	(1)%	109.4	109.2	0.2	0%
Depreciation and amortization	44.8	34.0	10.8	32%	88.2	66.6	21.6	32%
Other	—	2.9	(2.9)	n/m	—	7.7	(7.7)	n/m

Operating income	27.4	29.7	(2.3)	(8)%	57.0	66.8	(9.8)	(15)%

Interest expense	19.9	28.0	(8.1)	(29)%	40.2	60.7	(20.5)	(34)%
Loss on extinguishment of debt	5.2	13.5	(8.3)	(61)%	2.8	13.5	(10.7)	(79)%
Gain on sale of CyrusOne investment	(118.6)	(295.2)	176.6	(60)%	(118.6)	(295.2)	176.6	(60)%
Other (income) expense, net	(1.1)	1.3	(2.4)	n/m	(1.1)	4.8	(5.9)	n/m

Income from continuing operations before income taxes	122.0	282.1	(160.1)	(57)%	133.7	283.0	(149.3)	(53)%
Income tax expense	44.4	101.4	(57.0)	(56)%	49.1	102.0	(52.9)	(52)%
Income from continuing operations	77.6	180.7	(103.1)	(57)%	84.6	181.0	(96.4)	(53)%

Income from discontinued operations (net of tax)	—	10.9	(10.9)	n/m	—	59.8	(59.8)	n/m

Net income	77.6	191.6	(114.0)	(59)%	84.6	240.8	(156.2)	(65)%

Preferred stock dividends *	2.6	2.6	—	0%	5.2	5.2	—	0%

Net income applicable to common shareowners	$75.0	$189.0	$(114.0)	(60)%	$79.4	$235.6	$(156.2)	(66)%

Basic net earnings per common share
Earnings from continuing operations	$0.36	$0.85			$0.38	$0.84
Earnings from discontinued operations	—	0.05			—	0.29
Basic net earnings per common share	$0.36	$0.90			$0.38	$1.13

Diluted net earnings per common share
Earnings from continuing operations	$0.36	$0.84			$0.38	$0.84
Earnings from discontinued operations	—	0.05			—	0.28
Diluted net earnings per common share	$0.36	$0.89			$0.38	$1.12

Weighted average common shares outstanding
(in millions)
- Basic	209.8	209.7			209.9	209.4
- Diluted	210.4	214.6			210.4	210.1

* Calculation of diluted earnings per common share for the three months ended June 30, 2015 excludes preferred stock dividends as the preferred shares are considered converted.

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2016	2015	$	%	2016	2015	$	%
Entertainment and Communications
Revenue
Data	$86.8	$78.8	$8.0	10%	$172.0	$160.0	$12.0	8%
Voice	69.1	73.5	(4.4)	(6)%	139.3	149.2	(9.9)	(7)%
Video	30.9	22.9	8.0	35%	59.9	44.3	15.6	35%
Services and Other	5.7	7.2	(1.5)	(21)%	11.6	17.0	(5.4)	(32)%

Total revenue	192.5	182.4	10.1	6%	382.8	370.5	12.3	3%

Operating costs and expenses
Cost of services and products	88.3	80.1	8.2	10%	176.1	161.6	14.5	9%
Selling, general and administrative	35.4	39.8	(4.4)	(11)%	70.0	74.8	(4.8)	(6)%
Depreciation and amortization	41.6	31.0	10.6	34%	81.8	60.5	21.3	35%
Other*	—	1.4	(1.4)	n/m	—	2.2	(2.2)	n/m

Total operating costs and expenses	165.3	152.3	13.0	9%	327.9	299.1	28.8	10%

Operating income	$27.2	$30.1	$(2.9)	(10)%	$54.9	$71.4	$(16.5)	(23)%

IT Services and Hardware
Revenue
Professional Services	$27.2	$27.0	$0.2	1%	$53.4	$51.1	$2.3	5%
Management and Monitoring	7.9	7.6	0.3	4%	16.0	14.9	1.1	7%
Unified Communications	10.1	9.1	1.0	11%	20.2	18.7	1.5	8%
Cloud Services	10.8	7.0	3.8	54%	21.0	13.1	7.9	60%
Telecom and IT hardware	53.8	55.6	(1.8)	(3)%	101.7	116.1	(14.4)	(12)%

Total revenue	109.8	106.3	3.5	3%	212.3	213.9	(1.6)	(1)%

Operating costs and expenses
Cost of services and products	85.5	83.5	2.0	2%	164.1	169.9	(5.8)	(3)%
Selling, general and administrative	14.2	13.3	0.9	7%	27.7	26.7	1.0	4%
Depreciation and amortization	3.2	3.0	0.2	7%	6.4	6.1	0.3	5%
Other*	—	0.3	(0.3)	n/m	—	3.9	(3.9)	n/m

Total operating costs and expenses	102.9	100.1	2.8	3%	198.2	206.6	(8.4)	(4)%

Operating income	$6.9	$6.2	$0.7	11%	$14.1	$7.3	$6.8	93%

	* Other includes restructuring charges, loss on sale or disposal of assets (net) and a curtailment loss.

Cincinnati Bell Inc.
Revenues by Segment
(Unaudited)
(Dollars in millions)
	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2016	2015	$	%	2016	2015	$	%
Entertainment and Communications
Consumer
Strategic
Data	$25.2	$17.3	$7.9	46%	$48.7	$33.2	$15.5	47%
Voice	5.4	4.8	0.6	13%	10.6	9.6	1.0	10%
Video	30.4	22.5	7.9	35%	58.9	43.5	15.4	35%
Services and other	0.9	0.9	—	0%	1.8	1.9	(0.1)	(5)%
	61.9	45.5	16.4	36%	120.0	88.2	31.8	36%
Legacy
Data	11.8	12.6	(0.8)	(6)%	24.0	25.9	(1.9)	(7)%
Voice	18.7	21.8	(3.1)	(14)%	38.5	44.8	(6.3)	(14)%
Services and other	1.1	1.2	(0.1)	(8)%	2.2	2.6	(0.4)	(15)%
	31.6	35.6	(4.0)	(11)%	64.7	73.3	(8.6)	(12)%
Integration
Services and other	1.0	1.6	(0.6)	(38)%	2.1	5.1	(3.0)	(59)%

Total consumer revenue	$94.5	$82.7	$11.8	14%	$186.8	$166.6	$20.2	12%

Business
Strategic
Data	$24.0	$22.0	$2.0	9%	$47.6	$43.9	$3.7	8%
Voice	12.5	10.7	1.8	17%	24.5	20.6	3.9	19%
Video	0.5	0.4	0.1	25%	1.0	0.8	0.2	25%
Services and other	0.5	0.6	(0.1)	(17)%	0.9	1.3	(0.4)	(31)%
	37.5	33.7	3.8	11%	74.0	66.6	7.4	11%
Legacy
Data	5.1	5.9	(0.8)	(14)%	10.5	12.0	(1.5)	(13)%
Voice	28.4	31.1	(2.7)	(9)%	57.4	63.3	(5.9)	(9)%
Services and other	0.3	0.4	(0.1)	(25)%	0.6	0.8	(0.2)	(25)%
	33.8	37.4	(3.6)	(10)%	68.5	76.1	(7.6)	(10)%
Integration
Services and other	0.5	0.7	(0.2)	(29)%	0.9	1.5	(0.6)	(40)%

Total business revenue	$71.8	$71.8	$—	0%	$143.4	$144.2	$(0.8)	(1)%

Carrier
Strategic
Data	$11.6	$8.6	$3.0	35%	$22.6	$19.2	$3.4	18%
Legacy
Data	9.1	12.4	(3.3)	(27)%	18.6	25.8	(7.2)	(28)%
Voice	4.1	5.1	(1.0)	(20)%	8.3	10.9	(2.6)	(24)%
Services and other	1.4	1.8	(0.4)	(22)%	3.1	3.8	(0.7)	(18)%
	14.6	19.3	(4.7)	(24)%	30.0	40.5	(10.5)	(26)%

Total carrier revenue	$26.2	$27.9	$(1.7)	(6)%	$52.6	$59.7	$(7.1)	(12)%

Total Entertainment and Communications	$192.5	$182.4	$10.1	6%	$382.8	$370.5	$12.3	3%

Cincinnati Bell Inc.
Revenues by Segment
(Unaudited)
(Dollars in millions)
	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2016	2015	$	%	2016	2015	$	%
IT Services and Hardware
Business
Strategic
Professional Services	$23.1	$23.5	$(0.4)	(2)%	$45.4	$44.1	$1.3	3%
Management and Monitoring	7.9	7.6	0.3	4%	16.0	14.9	1.1	7%
Unified Communications	7.3	6.5	0.8	12%	14.8	13.2	1.6	12%
Cloud Services	10.8	7.0	3.8	54%	21.0	13.1	7.9	60%
	49.1	44.6	4.5	10%	97.2	85.3	11.9	14%
Integration
Professional Services	4.1	3.5	0.6	17%	8.0	7.0	1.0	14%
Unified Communications	2.8	2.6	0.2	8%	5.4	5.5	(0.1)	(2)%
Telecom and IT hardware	53.8	55.6	(1.8)	(3)%	101.7	116.1	(14.4)	(12)%
	60.7	61.7	(1.0)	(2)%	115.1	128.6	(13.5)	(10)%

Total IT Services and Hardware Revenue	$109.8	$106.3	$3.5	3%	$212.3	$213.9	$(1.6)	(1)%

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)
	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2016	2015	$	%	2016	2015	$	%
Revenue
Entertainment and Communications	$192.5	$182.4	$10.1	6%	$382.8	$370.5	$12.3	3%
IT Services and Hardware	109.8	106.3	3.5	3%	212.3	213.9	(1.6)	(1)%
Eliminations	(3.1)	(2.9)	(0.2)	7%	(7.0)	(5.7)	(1.3)	23%

Total revenue	$299.2	$285.8	$13.4	5%	$588.1	$578.7	$9.4	2%

Cost of Services and Products
Entertainment and Communications	$88.3	$80.1	$8.2	10%	$176.1	$161.6	$14.5	9%
IT Services and Hardware	85.5	83.5	2.0	2%	164.1	169.9	(5.8)	(3)%
Eliminations	(3.0)	(1.4)	(1.6)	n/m	(6.7)	(3.1)	(3.6)	n/m

Total cost of services and products	$170.8	$162.2	$8.6	5%	$333.5	$328.4	$5.1	2%

Selling, General and Administrative
Entertainment and Communications	$35.4	$39.8	$(4.4)	(11)%	$70.0	$74.8	$(4.8)	(6)%
IT Services and Hardware	14.2	13.3	0.9	7%	27.7	26.7	1.0	4%
Corporate and eliminations	6.6	3.9	2.7	69%	11.7	7.7	4.0	52%

Total selling, general and administrative	$56.2	$57.0	$(0.8)	(1)%	$109.4	$109.2	$0.2	0%

Depreciation and Amortization
Entertainment and Communications	$41.6	$31.0	$10.6	34%	$81.8	$60.5	$21.3	35%
IT Services and Hardware	3.2	3.0	0.2	7%	6.4	6.1	0.3	5%

Total depreciation and amortization	$44.8	$34.0	$10.8	32%	$88.2	$66.6	$21.6	32%

Other*
Entertainment and Communications	$—	$1.4	$(1.4)	n/m	$—	$2.2	$(2.2)	n/m
IT Services and Hardware	—	0.3	(0.3)	n/m	—	3.9	(3.9)	n/m
Corporate	—	1.2	(1.2)	n/m	—	1.6	(1.6)	n/m

Total other	$—	$2.9	$(2.9)	n/m	$—	$7.7	$(7.7)	n/m

Operating Income
Entertainment and Communications	$27.2	$30.1	$(2.9)	(10)%	$54.9	$71.4	$(16.5)	(23)%
IT Services and Hardware	6.9	6.2	0.7	11%	14.1	7.3	6.8	93%
Corporate	(6.7)	(6.6)	(0.1)	2%	(12.0)	(11.9)	(0.1)	1%

Total operating income	$27.4	$29.7	$(2.3)	(8)%	$57.0	$66.8	$(9.8)	(15)%

	* Other includes restructuring charges, loss on sale or disposal of assets (net) and a curtailment loss.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015

Residential voice lines
Legacy voice lines	131.7	138.7	146.4	153.5	161.5
Fioptics voice lines	77.4	74.4	71.4	68.0	64.2
Total residential voice lines	209.1	213.1	217.8	221.5	225.7

Business voice lines
Legacy voice lines	203.2	208.9	215.4	220.1	227.5
VoIP lines*	112.7	107.0	89.5	86.9	82.4
Total business voice lines	315.9	315.9	304.9	307.0	309.9

Total voice lines	525.0	529.0	522.7	528.5	535.6

Long distance lines	329.3	334.0	339.7	344.6	349.7

Internet subscribers
DSL	121.7	127.9	133.7	137.7	142.7
Fioptics	175.0	164.5	153.7	143.6	132.4

Total internet subscribers	296.7	292.4	287.4	281.3	275.1

Fioptics video subscribers	126.8	120.0	114.4	108.8	101.5

Fioptics units passed	478.7	453.7	432.0	408.1	382.3

* VoIP lines include Fioptics business voice lines.

Cincinnati Bell Inc.
Net Debt (Non-GAAP) and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	June 30,	December 31,
	2016	2015

Receivables Facility	$33.0	$17.6
Corporate Credit Agreement - Tranche B Term Loan	525.2	527.9
8 3/8% Senior Notes due 2020	397.1	478.5
7 1/4% Senior Notes due 2023	26.3	26.3
Cincinnati Bell Telephone Notes	93.9	128.7
Capital leases and other debt	73.2	68.3
Net unamortized discount	(1.7)	(1.7)
Unamortized note issuance costs	(6.6)	(8.0)

Total debt	1,140.4	1,237.6

Less: Cash and cash equivalents	(9.6)	(7.4)

Net debt (Non-GAAP: as defined by the company)	$1,130.8	$1,230.2

Corporate Credit Agreement availability	$150.0	$175.0

Common shares outstanding	209.1	209.9

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Three Months Ended June 30, 2016
	Entertainment & Communications	IT Services & Hardware	Corporate	Total Company

Net income (GAAP)				$77.6
Add:
Income tax expense				44.4
Interest expense				19.9
Gain on sale of CyrusOne investment				(118.6)
Loss on extinguishment of debt				5.2
Other income, net				(1.1)

Operating income (GAAP)	$27.2	$6.9	$(6.7)	$27.4
Add:
Depreciation and amortization	41.6	3.2	—	44.8
Pension and other retirement plan expenses	3.7	—	0.4	4.1
Adjusted EBITDA (Non-GAAP)	$72.5	$10.1	$(6.3)	$76.3

Adjusted EBITDA Margin (Non-GAAP)	38%	9%	—	26%

	Three Months Ended June 30, 2015
	Entertainment & Communications	IT Services & Hardware	Corporate	Total Company

Net income (GAAP)				$191.6
Less:
Income from discontinued operations (net of tax)				10.9
Income from continuing operations (GAAP)				$180.7
Add:
Income tax expense				101.4
Interest expense				28.0
Gain on sale of CyrusOne investment				(295.2)
Loss on extinguishment of debt				13.5
Other expense, net				1.3

Operating income (GAAP)	$30.1	$6.2	$(6.6)	$29.7
Add:
Depreciation and amortization	31.0	3.0	—	34.0
Restructuring charges	0.8	0.3	1.2	2.3
Loss on sale or disposal of assets	0.3	—	—	0.3
Curtailment loss	0.3	—	—	0.3
Pension and other retirement plan expenses	7.8	—	0.6	8.4
Adjusted EBITDA (Non-GAAP)	$70.3	$9.5	$(4.8)	$75.0

Adjusted EBITDA Margin (Non-GAAP)	39%	9%	—	26%

Year-over-year dollar change in Adjusted EBITDA	$2.2	$0.6	$(1.5)	$1.3

Year-over-year percentage change in Adjusted EBITDA	3%	6%	31%	2%

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Six Months Ended June 30, 2016
	Entertainment & Communications	IT Services & Hardware	Corporate	Total Company

Net income (GAAP)				$84.6
Add:
Income tax expense				49.1
Interest expense				40.2
Gain on sale of CyrusOne investment				(118.6)
Loss on extinguishment of debt				2.8
Other income, net				(1.1)

Operating income (GAAP)	$54.9	$14.1	$(12.0)	$57.0
Add:
Depreciation and amortization	81.8	6.4	—	88.2
Pension and other retirement plan expenses	7.4	—	0.9	8.3
Adjusted EBITDA (Non-GAAP)	$144.1	$20.5	$(11.1)	$153.5

Adjusted EBITDA Margin (Non-GAAP)	38%	10%	—	26%

	Six Months Ended June 30, 2015
	Entertainment and Communications	IT Services & Hardware	Corporate	Total Company
Net income (GAAP)				$240.8
Less:
Income from discontinued operations (net of tax)				59.8
Income from continuing operations (GAAP)				$181.0
Add:
Income tax expense				102.0
Interest expense				60.7
Gain on sale of CyrusOne investment				(295.2)
Loss on extinguishment of debt				13.5
Other expense, net				4.8

Operating income (GAAP)	$71.4	$7.3	$(11.9)	$66.8
Add:
Depreciation and amortization	60.5	6.1	—	66.6
Restructuring charges	1.6	2.5	1.6	5.7
Loss on sale or disposal of assets	0.3	1.4	—	1.7
Curtailment loss	0.3	—	—	0.3
Pension and other retirement plan expenses	11.6	—	1.1	12.7
Adjusted EBITDA (Non-GAAP)	$145.7	$17.3	$(9.2)	$153.8

Adjusted EBITDA Margin (Non-GAAP)	39%	8%	—	27%

Year-over-year dollar change in Adjusted EBITDA	$(1.6)	$3.2	$(1.9)	$(0.3)

Year-over-year percentage change in Adjusted EBITDA	(1)%	18%	21%	0%

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Cash provided by operating activities	$32.1	$26.4	$98.1	$32.7

Capital expenditures	(59.2)	(74.6)	(121.6)	(132.5)
Dividends received from CyrusOne	2.8	9.0	4.9	15.0
Proceeds from sale of CyrusOne investment	142.5	426.0	142.5	426.0
Other, net	(0.6)	—	(0.7)	(0.1)

Cash provided by investing activities	85.5	360.4	25.1	308.4

Net (decrease) increase in corporate credit and receivables facilities with initial maturities less than 90 days	(13.5)	(24.1)	15.4	(16.6)
Repayment of debt	(93.7)	(358.1)	(124.6)	(361.4)
Debt issuance costs	(1.9)	(0.4)	(1.9)	(0.4)
Dividends paid on preferred stock	(2.6)	(2.6)	(5.2)	(5.2)
Common stock repurchase	(4.6)	—	(4.6)	—
Other, net	0.4	(0.2)	(0.1)	(0.6)

Cash used in financing activities	(115.9)	(385.4)	(121.0)	(384.2)

Net increase (decrease) in cash and cash equivalents	1.7	1.4	2.2	(43.1)
Cash and cash equivalents at beginning of period	7.9	13.4	7.4	57.9

Cash and cash equivalents at end of period	$9.6	$14.8	$9.6	$14.8

Reconciliation of GAAP Cash Flow to
Free Cash Flow (Non-GAAP: as defined by the company)
Net increase (decrease) in cash and cash equivalents	$1.7	$1.4	$2.2	$(43.1)
Adjustments:
Net decrease (increase) in corporate credit and receivables facilities with initial maturities less than 90 days	13.5	24.1	(15.4)	16.6
Repayment of debt	93.7	358.1	124.6	361.4
Discontinued operations	1.4	5.4	4.8	18.4
Decommissioning of wireless towers	0.2	1.5	1.9	1.5
Debt issuance costs	1.9	0.4	1.9	0.4
Common stock repurchase	4.6	—	4.6	—
Proceeds from sale of CyrusOne investment	(142.5)	(426.0)	(142.5)	(426.0)

Free cash flow (Non-GAAP)	$(25.5)	$(35.1)	$(17.9)	$(70.8)

Income tax payments	$0.8	$0.9	$1.4	$0.9

Cincinnati Bell Inc.
Free Cash Flow (Non-GAAP: as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow (Non-GAAP) for the three months ended June 30, 2015	$(35.1)

Increase in Adjusted EBITDA (Non-GAAP)	1.3
Decrease in capital expenditures	15.4
Decrease in interest payments	10.3
Decrease in pension and postretirement payments and contributions	8.0
Change in working capital and other	(25.4)

Free Cash Flow (Non-GAAP) for the three months ended June 30, 2016	$(25.5)

Free Cash Flow (Non-GAAP) for the six months ended June 30, 2015	$(70.8)

Decrease in Adjusted EBITDA (Non-GAAP)	(0.3)
Decrease in capital expenditures	10.9
Decrease in interest payments	23.5
Decrease in pension and postretirement payments and contributions	10.1
Change in working capital and other	8.7

Free Cash Flow (Non-GAAP) for the six months ended June 30, 2016	$(17.9)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015

Entertainment and Communications	$55.3	$60.3	$76.0	$69.4	$70.1
IT Services and Hardware	3.8	2.0	1.9	3.8	4.4
Corporate	0.1	0.1	—	—	0.1
Total capital expenditures	$59.2	$62.4	$77.9	$73.2	$74.6

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			June 30, 2016
		June 30, 2016			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$299.2	$—		$299.2

	Costs and expenses
	Cost of services and products	170.8	—		170.8
	Selling, general and administrative	56.2	—		56.2
	Depreciation and amortization	44.8	—		44.8
	Operating income	27.4	—		27.4

	Interest expense	19.9	—		19.9
	Loss on extinguishment of debt	5.2	(5.2)	[A]	—
	Gain on sale of CyrusOne investment	(118.6)	118.6	[B]	—
	Other income, net	(1.1)	1.1	[C]	—

	Income before income taxes	122.0	(114.5)		7.5
	Income tax expense	44.4	(41.2)		3.2

	Net income	77.6	(73.3)		4.3

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$75.0	$(73.3)		$1.7

	Weighted average diluted common shares	210.4	210.4		210.4

	Diluted earnings per common share*	$0.36	$(0.35)		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A
Loss on extinguishment of debt due to the redemption of $81.4 million of the outstanding 8 3/8% Senior Notes due 2020 and amending the Corporate Credit Agreement, partially offset by a gain on the redemption of $5.0 million of the outstanding CBT Notes due 2028.

B	Gain on the sale of CyrusOne investment.

C	Adjust asset retirement obligation to lower expected costs associated with wireless tower decommissioning.

*
Diluted earnings per common share has been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)
					Three
		Three			Months Ended
		Months Ended			June 30, 2015
		June 30, 2015			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$285.8	$—		$285.8

	Costs and expenses
	Cost of services and products	162.2	—		162.2
	Selling, general and administrative	57.0	(3.8)	[A]	53.2
	Depreciation and amortization	34.0	—		34.0
	Restructuring charges	2.3	(2.3)	[B]	—
	Gain on sale or disposal of assets, net	0.3	(0.3)	[C]	—
	Curtailment loss	0.3	(0.3)	[D]	—
	Operating income	29.7	6.7		36.4

	Interest expense	28.0	—		28.0
	Loss on extinguishment of debt	13.5	(13.5)	[E]	—
	Gain on sale of CyrusOne investment	(295.2)	295.2	[F]	—
	Other expense, net	1.3	—		1.3

	Income from continuing operations before income taxes	282.1	(275.0)		7.1
	Income tax expense	101.4	(99.0)		2.4
	Income from continuing operations	180.7	(176.0)		4.7

	Income from discontinued operations (net of tax)	10.9	(10.9)		—

	Net income	191.6	(186.9)		4.7

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$189.0	$(186.9)		$2.1

	Weighted average diluted common shares	214.6	210.1	[G]	210.1

	Diluted earnings per common share*	$0.89	$(0.89)		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Pension related charges associated with non-qualified excess plan.

B
Restructuring charges consist of employee severance and project costs to identify opportunities to further integrate the business markets within our Entertainment and Communications segment and IT Services and Hardware segment.

C	Loss is attributable to a software project that was abandoned in the second quarter.

D	Curtailment loss resulted from an amendment to the bargained pension plan.

E
Loss on extinguishment of debt related to the redemption of $300.0 million of the outstanding 8 3/4% Senior Subordinated Notes due 2018 and the redemption of $45.1 million of the outstanding 8 3/8% Senior Notes due 2020.

F	Gain on sale of CyrusOne investment.

G	Excludes effect of convertible preferred shares.

*
Diluted earnings per common share has been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2016
		June 30, 2016			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$588.1	$—		$588.1

	Costs and expenses
	Cost of services and products	333.5	—		333.5
	Selling, general and administrative	109.4	—		109.4
	Depreciation and amortization	88.2	—		88.2
	Operating income	57.0	—		57.0

	Interest expense	40.2	—		40.2
	Loss on extinguishment of debt	2.8	(2.8)	[A]	—
	Gain on sale of CyrusOne investment	(118.6)	118.6	[B]	—
	Other income, net	(1.1)	1.1	[C]	—

	Income before income taxes	133.7	(116.9)		16.8
	Income tax expense	49.1	(42.1)		7.0

	Net income	84.6	(74.8)		9.8

	Preferred stock dividends	5.2	—		5.2

	Net income applicable to common shareowners	$79.4	$(74.8)		$4.6

	Weighted average diluted common shares	210.4	210.4		210.4

	Diluted earnings per common share*	$0.38	$(0.36)		$0.02

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A
Loss on extinguishment of debt due to the redemption of $81.4 million of the outstanding 8 3/8% Senior Notes due 2020 and amending the Corporate Credit Agreement, partially offset by a gain on the redemption of $34.8 million of the outstanding CBT Notes due 2028.

B	Gain on the sale of CyrusOne investment.

C	Adjust asset retirement obligation to lower expected costs associated with wireless tower decommissioning.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2015
		June 30, 2015			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$578.7	$—		$578.7

	Costs and expenses
	Cost of services and products	328.4	—		328.4
	Selling, general and administrative	109.2	(3.8)	[A]	105.4
	Depreciation and amortization	66.6	—		66.6
	Restructuring charges	5.7	(5.7)	[B]	—
	Loss on sale or disposal of assets, net	1.7	(1.7)	[C]	—
	Curtailment loss	0.3	(0.3)	[D]	—
	Operating income	66.8	11.5		78.3

	Interest expense	60.7	—		60.7
	Loss on extinguishment of debt	13.5	(13.5)	[E]	—
	Gain on sale of CyrusOne investment	(295.2)	295.2	[F]	—
	Other expense, net	4.8	—		4.8

	Income from continuing operations before income taxes	283.0	(270.2)		12.8
	Income tax expense	102.0	(97.3)		4.7
	Income from continuing operations	181.0	(172.9)		8.1

	Income from discontinued operations (net of tax)	59.8	(59.8)		—

	Net income	240.8	(232.7)		8.1

	Preferred stock dividends	5.2	—		5.2

	Net income applicable to common shareowners	$235.6	$(232.7)		$2.9

	Weighted average diluted common shares	210.1	210.1		210.1

	Diluted earnings per common share*	$1.12	$(1.11)		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Pension related charges associated with non-qualified excess plan.

B
Restructuring charges consist of employee severance and project costs to identify opportunities to further integrate the business markets within our Entertainment and Communications segment and IT Services and Hardware segment.

C	Loss is attributable to a software project that was abandoned in the second quarter and discontinuing our cyber-security product offering in the first quarter.

D	Curtailment loss resulted from an amendment to the bargained pension plan.

E
Loss on extinguishment of debt related to the redemption of $300.0 million of the outstanding 8 3/4% Senior Subordinated Notes due 2018 and the redemption of $45.1 million of the outstanding 8 3/8% Senior Notes due 2020.

F	Gain on sale of CyrusOne investment.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2016 Operating Income (GAAP) Guidance	$105

Add:

Depreciation and amortization	180
Pension and other retirement plan expenses	15
Other	3

2016 Adjusted EBITDA (Non-GAAP) Guidance	$303	*

* Plus or minus 2 percent

CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Jane Weiler, 513-397-9941
Jane.Weiler@cinbell.com